Other disclosures	12 Months Ended
Dec. 31, 2022
Other Disclosures [Abstract]
Other disclosures

31. Other disclosures

Restricted Net Assets

Certain of our entities are restricted from remitting certain funds to us in the form of cash dividends or loans by a variety of, contractual requirements. These restrictions are related to standard covenant requirements included in our bank borrowings and debt instruments, such as the SEPI loan and the ABL Revolver. Additionally, the Company has restrictions for the disposal of cash in the joint ventures. Consequently, net assets from Ferroglobe subsidiaries Globe Specialty Metals, Inc., and other subsidiaries in the USA, QSIP Canada ULC, Grupo Ferroatlántica and the Joint Ventures are restricted. Please refer to Notes 10, 16 and 19 for further details of these restrictions.

As of December 31, 2022, the restricted net assets of the Ferroglobe Group’s subsidiaries were approximately $496,983 thousand. The Company performed a test on the restricted net assets of combined subsidiaries in accordance with Securities and Exchange Commission Regulation rule 5-04 (c) ‘what schedules are to be filed’ and concluded the restricted net assets exceed 25% of the consolidated net assets of the Company at December 31, 2022. Therefore the separate condensed financial statements, as per SEC rule S-X 12-04, of Ferroglobe PLC are presented (see Appendix I, considered to be part of the footnotes, for details.)

Additionally, the Super Senior Notes restricts the ability of Ferroglobe PLC to pay dividends.